Exhibit 99.2

Acquisition of Commonwealth Telephone Enterprises
September 2006

Safe Harbor Statement  FORWARD LOOKING STATEMENTS
This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “believe”, “anticipate”, “expect” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties are based on a number of factors, including but not limited to: our ability to complete the acquisition of Commonwealth, to successfully integrate their operations and to realize the synergies from the acquisition; changes in the number of our revenue generating units, which consists of access lines plus high-speed internet subscribers; the effects of competition from wireless, other wireline carriers (through voice over internet protocol (VOIP) or otherwise), high speed cable modems and cable telephony; the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product offerings and the risk that we will not respond on a timely or profitable basis; the effects of general and local economic and employment conditions on our revenues; our ability to effectively manage our operations, costs, capital spending, regulatory compliance and service quality; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to our customers; our ability to sell enhanced and data services in order to offset ongoing declines in revenue from local services, switched access services and subsidies; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulators; the effects of changes in regulation in the communications industry as a result of federal and state legislation and regulation, including potential changes in access charges and subsidy payments, and regulatory network upgrade and reliability requirements; our ability to comply with federal and state regulation (including state rate of return limitations on our earnings) and our ability to successfully renegotiate state regulatory plans as they expire or come up for renewal from time to time; our ability to manage our operating expenses, capital expenditures, pay dividends and reduce or refinance our debt; adverse changes in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, and/or increase the cost of financing; the effects of bankruptcies in the telecommunications industry which could result in more price competition and potential bad debts; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our ongoing network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, retiree and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, and/or federal or state tax assessments; the effects of state regulatory cash management policies on our ability to transfer cash among our subsidiaries and to the parent company; our ability to successfully renegotiate expiring union contracts covering approximately 1,045 employees that are scheduled to expire during the remainder of 2006; our ability to pay a $1.00 per common share dividend annually may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes (which will increase in the future) and our liquidity; the effects of any future liabilities or compliance costs in connection with worker health and safety matters; the effects of any unfavorable outcome with respect to any of our current or future legal, governmental, or regulatory proceedings, audits or disputes; and the effects of more general factors, including changes in economic, business and industry conditions. In addition, we may be unable to implement some of our current business initiatives if we fail to recognize the benefits we expect to receive from certain transactions. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by securities laws.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This material is not a substitute for the prospectus/proxy statement Citizens Communications Company and Commonwealth Telephone Enterprises, Inc. will file with the Securities and Exchange Commission. Investors are urged to read the prospectus/proxy statement which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents which will be filed by Citizens Communications Company and Commonwealth Telephone Enterprises, Inc. with the Securities and Exchange Commission will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Citizens Communications Company, 3 High Ridge Park, Stamford, CT 06905, Attention: Investor Relations; or to Commonwealth Telephone Enterprises, Inc., 100 CTE Drive, Dallas, Pennsylvania 18612, Attention: Investor Relations. The final prospectus/proxy statement will be mailed to shareholders of Commonwealth Telephone Enterprises, Inc.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
Citizens Communications Company and Commonwealth Telephone Enterprises, Inc., and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Citizens Communications Company is set forth in the proxy statement for Citizens Communications Company’s 2006 annual meeting of shareholders. Information about the directors and executive officers of Commonwealth Telephone Enterprises, Inc. is set forth in the proxy statement for Commonwealth Telephone Enterprises, Inc.’s 2006 annual meeting of shareholders. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Senior Management Representations Maggie Wilderotter Chairman and Chief Executive Officer Don Shassian Chief Financial Officer

Merger Highlights
Strategic acquisition that expands Citizens’ geographic presence
Rural ILEC with fragmented cable competition (316K lines) Edge-out CLEC in adjacent markets (138K lines) CZN will have 493K (a) lines in Pennsylvania (19% of pro forma lines) Increased scale and scope provides ~ $30 million in annual cash synergies Opportunity to increase product penetration and customer retention CTE shareholders receive premium with significant liquidity
Ongoing interest in a stronger combined company with a higher dividend yield Transaction improves Citizens’ financial profile Free cash flow accretive in year one Slight increase in leverage (consistent with guidance) Reduces dividend payout ratio Maintains financial and operational flexibility (a) Includes 39K CZN ILEC lines as of 6/30/06.

CTE Meets Our Acquisition Criteria
Criteria Commentary  Rural Profile Fragmented cable competition  Attractive Demographics Income growth comparable to national averages
Quality Assets Modern infrastructure with excellent quality of service  Upside for Organic Growth Considerable upside opportunities
Leverage Scale Economies ~ $30mm in annual cash savings  Free Cash Flow Accretive Free cash flow accretive in first year
Maintains Dividend Payout Profile Improves dividend payout ratio

Citizens - Our Current Operations
Western Region Central Region Eastern Region Rochester Region Citizens - June 20, 2006
States 23  Access lines 2,162,712
HSI customers 350,411 Employees 5,434
Square miles 134,268  Access lines per sq mile16

Commonwealth - Pennsylvania Operations
CTE Telephone Company Citizens Communications CTE "Edge-Out" CLEC Markets
Sayre Williamsport Scranton Wilkes-Barre Stroudsburg Bloomsburg Hazleton
Harrisburg Reading York Lancaster
CTE Operations - June 30, 2006 States 1
Access lines 454,297 HSI customers 37,126
Employees 1,131 ILEC square miles 5,000  Primary ILEC lines/ sq mile 52

CTE ILEC Revenue Upside Opportunities 1H Annualized ILEC Revenue / Line Q2 HSI Penetration $900 $880 $860 $840 $820 $852 $873 CTE CZN(a) 20% 15% 10% 5% 12% 16% CTE CZN
Q2 LD Penetration Q2 Bundles Penetration  1005 75% 50% 25% 0% 34% 64% CTE CZN 25% 20% 15% 10% 5% 0% 8% 18% CTE CZN
Significant potential for upside with increased HSI, LD and bundled penetration
Note: CTE ILEC data based on adjusted access lines (assumes CTE second line penetration equal to that of CZN (7.5% of primary lines as of June 30, 2006)).
(a) Excludes directories revenue.

Market Strategies Rebrand entire operations to Frontier
Single brand, increased visibility Provide customer-focused revenue generating solutions
Continue to drive product penetration  Focus on the efficiency and value of bundled service offerings
Introduce customer contracts Introduce enhanced value-added products
Ask.com co-branded portal Wireless modem
ESPN 360 Frontier Secure Connections (featuring Computer Associates)
Participate in national campaigns Market edge-out CLEC services

Key Investment Highlights 1. Strong Competitive Position 2. Management Team Delivers Results 3. Demonstrated Ability to Deliver and Sell Products and Services 4. Proven Ability to Integrate New Properties 5. Focus

Transaction Summary Parameter Term Value Per Share $41.72 (a)
75% = $31.31 per share in cash 25% = 0.768 fixed exchange ratio of CZN stock
($10.41 per share as of signing)(a)  Transaction Value $1.158 billion
Premium 8.3% (1-day: 9/15 - $38.52) 17.2% (1-week: 9/8 - $35.60)
Multiple of 2006 EBITDA 6.76x – Adjusted 2006 EBITDA 5.75x – Adjusted 2006 EBITDA (with synergies)
CTE Ownership 6% Structure Taxable merger Financing $990mm bridge facility from Citigroup
Required Approvals CTE shareholders, FCC, HSR, PA state PUC Expected Closing Mid-2007
(a) Reflects CZN share price of $13.55 as of September 15, 2006.

Sources and Uses TOTAL USES Purchase Price $41.72
Common Stock Outstanding (20.8 mm) $870 Cash-Out Employee Shares / (Options (1.2 mm) (a) 39
Convertible Bond - Cash and Stock (b) $908 313 Other Debt 40
Year 1 Integration Costs, Tax Liabilities, Other 80 Total Uses $1,341
TOTAL SOURCES Purchase Price $41.72 CTE Cash (c) $69
Equity Issued (20.5 mm shares) (d) 278 Debt Issued 990
AT CoBank Patronage Div. 4 Total Sources
(a) 0.257mm ESPP shares, 0.004mm restricted shares, 0.545mm RSU's, and 0.384mm options with option proceeds of $11mm.
(b) Assumes June 2006 conversion price of $39.93. (c) $99mm of PF 06/30/06 CTE cash less $30mm of retained cash.
(d) $217mm (16.0mm shares issued) for the common stock and $62mm (4.5mm shares issued) for the convertible.

CTE - An Extension Acquisition
Access Lines LTM Revenue 454K $331MM
17% 2,163K 83% $331MM 14% $2,025MM 86% 6/30/06 Pro Forma: 2,617K LTM Pro Forma: $2,356MM
Citizens CTE

Targeted Synergies Annual Cash Savings ~$30 million
Corporate Expense Corporate overhead and support functions
Other third-party costs Leverage Citizens Scale Across Operational Areas
IT software licenses and contractors Third party processing fees (eg. payroll, etc.)
Purchasing Non-Cash Compensation Costs Annual Reduction ~$10mm
One-Time Integration Costs One-Time ~($35)mm

Key Combination Metrics - Pre Synergies Citizens CTE Pro Form w/o Synergies
Access Lines (000s) 2,163 454 2,617 LTM Revenue ($MM) $2,025 $331 $2,356
LTM EBITDA ($MM) (a) 1,130 166 1,296 2006 Capex Guidance $270 - $280 $44 - $47 $314 - $327
2006 Free Cash Flow $500 - $525 (b) $40 - $50 (c) $540 - $575 Implied 2006E Dividend Payout Ratio 61% - 64% -- 60% - 63%
Shares Outstanding 320.8 (d) -- 341.3 Net Debt (6/30/06) $3,601 (e) $960 (f) $4,561
Net Debt / LTM EBITDA (6/30/06) 3.2x -- 3.5x (a) Pre non-cash stock compensation (CTE data does not reflect Directories income).
(b) Based on management guidance. (c) CZN estimate, based on CTE management guidance, adjusted for acquisition financing costs (excluding extraordinary integration costs).
(d) Shares outstanding as of July 31, 2006. (e) CZN pro forma for $247mm of debt reduction from ELI transaction.
(f) $990mm of debt less $30mm of retained CTE cash.

Transaction Analysis
Adjusted EBITDA adds-back non-cash compensation expense ($10mm) and income from the Directories partnership ($5mm)
Parameter Share Price $41.72 Equity Value $908 Convertible Bond (a) 313
Other Debt 40 Cash (b) (103) Firm Value $1,158
Firm Value / Adjusted 2006 EBITDA 6.76x Firm Value / Adjusted 2006  EBITDA 5.75
CTE Management Guidance: 2006 EBITDA $157.0 Non Cash Compensation 9.8
Directories Cash Flow 4.5 Adjusted 2006 EBITDA $171.3
Annual Cash Synergies (run rate) 30.0 Adjusted 2006 EBITDA (w/synergies) $201.3
(a) Assumes June 30, 2006 conversion price of $39.93.  (b) Reflects June 30, 2006 cash of $110mm less $11mm tax on RTB gain plus $4mm AT Co-bank proceeds.

Other Financial Information  2006 Citizens guidance confirmed
Free Cash Flow: $500MM - $525MM Capital Expenditure: $270MM - $280MM $300MM share repurchase plan authorized in February 2006
$135MM completed as of June 30, 2006 Anticipate completion post-close
$150MM debt reduction plan authorized in February 2006 Anticipate completion in conjunction with transaction financing

Key Investment Highlights
1. Strong Competitive Position 2. Management Team Delivers Results
3. Demonstrated Ability to Deliver and Sell Products and Services 4. Proven Ability to Integrate New Properties
5. Focused on Shareholder Value  - FCF accretion
- Maintain or improve payout ratio - Maintain moderate leverage
- Maintain operational and financial flexibility